Distribution yields for First Investor's Funds are calculated using the following formula:


                  Yield = (a/b)


Where:


         a = dividends declared during the last 12 months.

         b = Net asset value per share on the last day of the period.


The following is a list of the information used to calculate the distribution yield for First Investors Multi-State Insured Tax Free Fund (Class A shares) as of December 31, 1996.


                                              Distribution
                             a         b          Yield
                             -         -          -----

       Arizona Fund        $.665     $12.95      5.14%
    California Fund        $.575     $11.76      4.89%
      Colorado Fund        $.643     $12.49      5.15%
   Connecticut Fund        $.617     $12.70      4.86%
       Florida Fund        $.625     $13.11      4.77%
       Georgia Fund        $.648     $12.55      5.16%
      Maryland Fund        $.655     $12.88      5.09%
 Massachusetts Fund        $.602     $11.92      5.05%
      Michigan Fund        $.631     $12.57      5.02%
     Minnesota Fund        $.592     $11.29      5.24%
      Missouri Fund        $.637     $12.29      5.18%
    New Jersey Fund        $.636     $12.99      4.90%
North Carolina Fund        $.591     $12.13      4.87%
          Ohio Fund        $.609     $12.35      4.93%
        Oregon Fund        $.588     $12.00      4.90%
  Pennsylvania Fund        $.627     $12.91      4.86%
      Virginia Fund        $.624     $12.75      4.89%

Distribution yields for First Investor's Funds are calculated using the following formula:


                  Yield = (a/b)


Where:


         a = dividends declared during the last 12 months.

         b = Net asset value per share on the last day of the period.


The following is a list of the information used to calculate the distribution yield for First Investors Multi-State Insured Tax Free Fund (Class B shares) as of December 31, 1996.


                                            Distribution
                             a         b        Yield
                             -         -        -----

       Arizona Fund        $.564   $12.95      4.36%
    California Fund        $.480   $11.76      4.08%
      Colorado Fund        $.547   $12.48      4.38%
   Connecticut Fund        $.518   $12.70      4.08%
       Florida Fund        $.526   $13.11      4.01%
       Georgia Fund        $.550   $12.54      4.39%
      Maryland Fund        $.556   $12.87      4.32%
 Massachusetts Fund        $.506   $11.91      4.25%
      Michigan Fund        $.534   $12.56      4.25%
     Minnesota Fund        $.498   $11.29      4.41%
      Missouri Fund        $.539   $12.29      4.39%
    New Jersey Fund        $.535   $12.97      4.12%
North Carolina Fund        $.495   $12.13      4.08%
          Ohio Fund        $.513   $12.35      4.15%
        Oregon Fund        $.494   $11.99      4.12%
  Pennsylvania Fund        $.530   $12.91      4.11%
      Virginia Fund        $.524   $12.74      4.11%

Yields for First Investor's Funds are calculated using the following formula:

2(((((a-b) + ((cd)-e))+1)-)-1)

Where:

         a = dividends and interest earned during the 30 day period.

         b =    expenses accrued for the period (net of reimbursements).

         c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

         d =    the maximum offering price per share on the last day of the period.

         e =    undeclared earned income.

The following is a list of the information used to calculate the SEC Yield for First Investors Insured Multi-State Fund, Inc. (Class B shares) as of December 31, 1996.


                                                                        *Tax
                                                                      Equivalent
                       a         b       c       d       e    Yield     Yield
                       -         -       -       -       -    -----     -----
       Arizona Fund  $1,292     $302   22,239  $12.95   $.00  4.16%     6.12%
    California Fund    $470     $137    8,963  $11.75   $.00  3.82%     5.96%
      Colorado Fund  $1,024     $228   19,187  $12.48   $.00  4.02%     5.88%
   Connecticut Fund  $6,575   $1,897  115,667  $12.70   $.00  3.85%     5.60%
       Florida Fund  $2,413     $700   41,372  $13.11   $.00  3.82%     5.31%
       Georgia Fund    $673     $146   11,996  $12.54   $.00  4.25%     6.28%
      Maryland Fund  $4,581   $1,072   79,370  $12.88   $.00  4.16%     6.08%
 Massachusetts Fund  $2,187     $646   41,644  $11.91   $.00  3.76%     5.93%
      Michigan Fund  $3,164     $954   56,775  $12.56   $.00  3.75%     5.45%
     Minnesota Fund    $183      $43    3,585  $11.29   $.00  4.22%     6.41%
      Missouri Fund    $163      $35    2,931  $12.29   $.00  4.32%     6.38%
    New Jersey Fund  $6,615   $2,062  113,559  $12.99   $.00  3.74%     5.56%
North Carolina Fund    $593     $129   10,995  $12.13   $.00  4.21%     6.34%
          Ohio Fund  $1,281     $360   22,453  $12.35   $.00  4.02%     6.04%
        Oregon Fund  $2,417     $573   45,572  $11.99   $.00  4.08%     6.23%
  Pennsylvania Fund  $3,388     $996   58,970  $12.91   $.00  3.80%     5.43%
      Virginia Fund  $5,103   $1,494   90,493  $12.74   $.00  3.79%     5.59%

*Tax Equivalent Yields were computed assuming a federal tax rate of 28% as well as the maximum rate for the appropriate state. The formula and maximum state rates are listed below.



Tax Equivalent Yield = Yield / ((1 - Federal Rate - Maximum State Rate) + (Federal Rate * Maximum State Rate ))


                                  Maximum Rate
                                    Tax Rate
                                  ------------
       Arizona Fund                  5.60%
    California Fund                 11.00%
      Colorado Fund                  5.00%
   Connecticut Fund                  4.50%
       Florida Fund                   .00%
       Georgia Fund                  6.00%
      Maryland Fund                  5.00%
 Massachusetts Fund                 12.00%
      Michigan Fund                  4.40%
     Minnesota Fund                  8.50%
      Missouri Fund                  6.00%
    New Jersey Fund                  6.58%
North Carolina Fund                  7.75%
          Ohio Fund                  7.50%
        Oregon Fund                  9.00%
  Pennsylvania Fund                  2.80%
      Virginia Fund                  5.75%

Yields for First Investor's Funds are calculated using the following formula:

2(((((a-b) + ((cd)-e))+1)-)-1)

Where:

          a = dividends and interest earned during the 30 day period.

          b = expenses accrued for the period (net of reimbursements).

          c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

          d = the maximum offering price per share on the last day of the period.

          e = undeclared earned income.

The following is a list of the information used to calculate the SEC Yield for First Investors Insured Multi-State Fund, Inc. (Class A shares) as of December 31, 1996.


                                                                                   *Tax
                                                                                Equivalent
                         a         b         c          d       e      Yield       Yield
                         -         -         -          -       -      -----     -----
       Arizona Fund   $37,609    $3,383     647,656   $13.81   $.00    4.64%      6.83%
    California Fund   $69,627   $10,145   1,328,724   $12.54   $.00    4.32%      6.74%
      Colorado Fund   $14,737    $1,111     275,883   $13.32   $.00    4.49%      6.56%
   Connecticut Fund   $67,766    $9,774   1,191,809   $13.55   $.00    4.35%      6.33%
       Florida Fund  $103,128   $14,967   1,768,028   $13.98   $.00    4.32%      6.00%
       Georgia Fund   $14,691    $1,062     261,505   $13.39   $.00    4.72%      6.97%
      Maryland Fund   $44,484    $4,002     770,253   $13.74   $.00    4.63%      6.77%
 Massachusetts Fund   $98,988   $14,562   1,884,241   $12.71   $.00    4.27%      6.74%
      Michigan Fund  $163,370   $25,399   2,931,991   $13.41   $.00    4.25%      6.17%
     Minnesota Fund   $37,269    $3,318     728,084   $12.04   $.00    4.69%      7.12%
      Missouri Fund    $8,706      $620     156,241   $13.11   $.00    4.78%      7.06%
    New Jersey Fund  $263,702   $44,282   4,521,892   $13.86   $.00    4.24%      6.30%
North Carolina Fund   $25,590    $1,855     474,306   $12.94   $.00    4.69%      7.06%
          Ohio Fund   $91,893   $12,901   1,610,185   $13.17   $.00    4.51%      6.77%
        Oregon Fund   $41,838    $3,808     788,170   $12.80   $.00    4.57%      6.97%
  Pennsylvania Fund  $185,873   $27,673   3,234,302   $13.77   $.00    4.30%      6.14%
      Virginia Fund   $92,498   $13,544   1,639,078   $13.60     $.00    4.29%    6.32%


*Tax Equivalent Yields were computed assuming a federal tax rate of 28% as well as the maximum rate for the appropriate state. The formula and maximum state rates are listed below.


Tax Equivalent Yield = Yield / ((1 - Federal Rate - Maximum State Rate) + (Federal Rate * Maximum State Rate ))


                                   Maximum Rate
                                     Tax Rate
                                   ------------
       Arizona Fund                  5.60%
    California Fund                 11.00%
      Colorado Fund                  5.00%
   Connecticut Fund                  4.50%
       Florida Fund                   .00%
       Georgia Fund                  6.00%
      Maryland Fund                  5.00%
 Massachusetts Fund                 12.00%
      Michigan Fund                  4.40%
     Minnesota Fund                  8.50%
      Missouri Fund                  6.00%
    New Jersey Fund                  6.58%
North Carolina Fund                  7.75%
          Ohio Fund                  7.50%
        Oregon Fund                  9.00%
  Pennsylvania Fund                  2.80%
      Virginia Fund                  5.75%




SEC Standardized Total Returns - Class A Shares



Average Annual Total Return and Total Return for First Investors Funds are calculated using the following standardized formula:

Average Annual
         Total Return = ((ERV / P) ) - 1

         Total Return = ((ERV - P) / P)


Where:            ERV = Ending  redeemable  value  of a  hypothetical  $1,000 investment made at the beginning of 1, 5, or 10 year periods (or fractional period there of.)

                  P   = a hypothetical initial investment of $1,000

                  N   = number of years


The following table lists the information used to calculate the standardized average annual total return and total return for First Investors Insured Multi-State Fund Inc. (Class A shares) as of December 31, 1996.

                                                     AVE. ANNUAL      TOTAL
                        ERV           P         N    TOTAL RETURN     RETURN
                        ---           -         -    ------------     ------
    Arizona Fund
    ------------
         1 year:       $971.90    $1,000.00    1.00      (2.81%)       (2.81%)
        5 years:     $1,382.20    $1,000.00    5.00       6.69%        38.22%
   Life of Fund:     $1,510.00    $1,000.00    6.17       6.91%        51.00%

 California Fund
 ---------------
         1 year:       $974.00    $1,000.00    1.00      (2.60%)       (2.60%)
        5 years:     $1,344.10    $1,000.00    5.00       6.09%        34.41%
   Life of Fund:     $1,858.20    $1,000.00    9.86       6.48%        85.82%

   Colorado Fund
   -------------
         1 year:       $980.30    $1,000.00    1.00      (1.97%)       (1.97%)
   Life of Fund:     $1,332.20    $1,000.00    4.67       6.33%        33.22%

Connecticut Fund
----------------
         1 year:       $969.20    $1,000.00    1.00      (3.08%)       (3.08%)
        5 years:     $1,322.40    $1,000.00    5.00       5.75%        32.24%
   Life of Fund:     $1,457.30    $1,000.00    6.23       6.23%        45.73%

       Florida Fund
       ------------
            1 year:      $968.60  $1,000.00     1.00     (3.14%)       (3.14%)
           5 years:    $1,372.20  $1,000.00     5.00      6.53%        37.22%
      Life of Fund:    $1,528.20  $1,000.00     6.24      7.03%        52.82%

       Georgia Fund
       ------------
            1 year:      $974.30  $1,000.00     1.00     (2.57%)       (2.57%)
      Life of Fund:    $1,324.20  $1,000.00     4.67      6.20%        32.42%

      Maryland Fund
      -------------
            1 year:      $969.00  $1,000.00     1.00     (3.10%)       (3.10%)
           5 years:    $1,350.30  $1,000.00     5.00      6.19%        35.03%
      Life of Fund:    $1,490.60  $1,000.00     6.23      6.61%        49.06%

 Massachusetts Fund
 ------------------
            1 year:      $965.90  $1,000.00     1.00     (3.41%)       (3.41%)
           5 years:    $1,317.40  $1,000.00     5.00      5.67%        31.74%
          10 years:    $1,857.20  $1,000.00    10.00      6.40%        85.72%

      Michigan Fund
      -------------
            1 year:      $969.30  $1,000.00     1.00     (3.07%)       (3.07%)
           5 years:    $1,347.90  $1,000.00     5.00      6.15%        34.79%
          10 years:    $1,929.50  $1,000.00    10.00      6.81%        92.95%

     Minnesota Fund
     --------------
            1 year:      $969.70  $1,000.00     1.00     (3.03%)       (3.03%)
           5 years:    $1,284.10  $1,000.00     5.00      5.13%        28.41%
          10 years:    $1,763.50  $1,000.00    10.00      5.85%        76.35%

      Missouri Fund
      -------------
            1 year:      $973.50  $1,000.00     1.00     (2.65%)       (2.65%)
      Life of Fund:    $1,307.70  $1,000.00     4.67      5.91%        30.77%

    New Jersey Fund
    ---------------
            1 year:      $966.70  $1,000.00     1.00     (3.33%)       (3.33%)
           5 years:    $1,313.20  $1,000.00     5.00      5.60%        31.32%
      Life of Fund:    $1,766.00  $1,000.00     8.30      7.09%        76.60%

North Carolina Fund
-------------------
            1 year:      $971.90  $1,000.00     1.00     (2.81%)       (2.81%)
      Life of Fund:    $1,282.10  $1,000.00     4.67      5.46%        28.21%


        Ohio Fund
        ---------
          1 year:        $977.50  $1,000.00      1.00     (2.25%)       (2.25%)
         5 years:      $1,342.60  $1,000.00      5.00      6.07%        34.26%
        10 years:      $1,927.60  $1,000.00     10.00      6.80%        92.76%

      Oregon Fund
      -----------
          1 year:        $972.00  $1,000.00      1.00     (2.80%)       (2.80%)
    Life of Fund:      $1,265.30  $1,000.00      4.67      5.17%        26.53%

Pennsylvania Fund
-----------------
          1 year:        $969.00  $1,000.00      1.00     (3.10%)       (3.10%)
         5 years:      $1,346.80  $1,000.00      5.00      6.14%        34.68%
    Life of Fund:      $1,556.40  $1,000.00      6.67      6.85%        55.64%

    Virginia Fund
    -------------
          1 year:        $969.80  $1,000.00      1.00     (3.02%)       (3.02%)
         5 years:      $1,330.40  $1,000.00      5.00      5.88%        33.04%
    Life of Fund:      $1,538.40  $1,000.00      6.67      6.66%        53.84%

NAV Only Total Returns - Class A Shares

Average Annual Total Return and Total Return for First Investors Funds are calculated using the following standardized formula:

Average Annual
         Total Return = ((ERV / P) ) - 1

         Total Return = ((ERV - P) / P)

Where:            ERV = Ending  redeemable  value  of a  hypothetical  $1,000 investment made at the beginning of 1, 5, or 10 year periods (or fractional period there of.)

                  P   = a hypothetical initial investment of $1,000

                  N   = number of years

The following table lists the information used to calculate the average annual total return and total return for First Investors Insured Multi-State Fund Inc. (Class A shares) as of December 31, 1996.

                                                     AVE. ANNUAL    TOTAL
                        ERV             P       N    TOTAL RETURN   RETURN
                        ---             -       -    ------------   ------
    Arizona Fund
    ------------
         1 year:     $1,036.90     $1,000.00   1.00     3.69%       3.69%
        5 years:     $1,474.40     $1,000.00   5.00     8.08%      47.44%
   Life of Fund:     $1,610.10     $1,000.00   6.17     8.03%      61.01%

 California Fund
 ---------------
         1 year:     $1,039.10    $1,000.00    1.00     3.91%       3.91%
        5 years:     $1,434.00    $1,000.00    5.00     7.47%      43.40%
   Life of Fund:     $1,981.80    $1,000.00    9.86     7.18%      98.18%

   Colorado Fund
   -------------
         1 year:     $1,045.70    $1,000.00    1.00     4.57%       4.57%
   Life of Fund:     $1,420.40    $1,000.00    4.67     7.80%      42.04%

Connecticut Fund
----------------
         1 year:     $1,033.70    $1,000.00    1.00     3.37%       3.37%
        5 years:     $1,411.10    $1,000.00    5.00     7.13%      41.11%
   Life of Fund:     $1,553.90    $1,000.00    6.23     7.32%      55.39%

     Florida Fund
     ------------
          1 year:    $1,033.40    $1,000.00    1.00     3.34%       3.34%
         5 years:    $1,463.60    $1,000.00    5.00     7.92%      46.36%
    Life of Fund:    $1,629.50    $1,000.00    6.24     8.13%      62.95%

     Georgia Fund
     ------------
          1 year:    $1,039.40    $1,000.00     1.00    3.94%       3.94%
    Life of Fund:    $1,411.90    $1,000.00     4.67    7.66%      41.19%

    Maryland Fund
    -------------
          1 year:    $1,033.30    $1,000.00     1.00    3.33%       3.33%
         5 years:    $1,440.50    $1,000.00     5.00    7.57%      44.05%
    Life of Fund:    $1,589.30    $1,000.00     6.23    7.71%      58.93%

 Massachusetts Fund
 ------------------
            1 year:   $1,029.90    $1,000.00     1.00   2.99%        2.99%
           5 years:   $1,404.70    $1,000.00     5.00   7.03%       40.47%
          10 years:   $1,980.70    $1,000.00    10.00   7.09%       98.07%

      Michigan Fund
      -------------
            1 year:   $1,033.70    $1,000.00     1.00   3.37%        3.37%
           5 years:   $1,437.30    $1,000.00     5.00   7.52%       43.73%
          10 years:   $2,057.60    $1,000.00    10.00   7.50%      105.76%

     Minnesota Fund
     --------------
            1 year:   $1,034.70    $1,000.00     1.00   3.47%        3.47%
           5 years:   $1,369.50    $1,000.00     5.00   6.49%       36.95%
          10 years:   $1,880.70    $1,000.00    10.00   6.53%       88.07%

      Missouri Fund
      -------------
            1 year:   $1,038.40    $1,000.00     1.00   3.84%        3.84%
      Life of Fund:   $1,394.50    $1,000.00     4.67   7.38%       39.45%

    New Jersey Fund
    ---------------
            1 year:   $1,030.90    $1,000.00     1.00   3.09%        3.09%
           5 years:   $1,400.70    $1,000.00     5.00   6.97%       40.07%
      Life of Fund:   $1,883.50    $1,000.00     8.30   7.93%       88.35%

North Carolina Fund
-------------------
            1 year:   $1,036.80    $1,000.00     1.00   3.68%        3.68%
      Life of Fund:   $1,367.00    $1,000.00     4.67   6.92%       36.70%

        Ohio Fund
        ---------
          1 year:     $1,042.30    $1,000.00     1.00   4.23%        4.23%
         5 years:     $1,431.80    $1,000.00     5.00   7.44%       43.18%
        10 years:     $2,055.90    $1,000.00    10.00   7.49%      105.59%

      Oregon Fund
      -----------
          1 year:     $1,036.80    $1,000.00     1.00   3.68%        3.68%
    Life of Fund:     $1,349.00    $1,000.00     4.67   6.62%       34.90%

Pennsylvania Fund
-----------------
          1 year:     $1,033.90    $1,000.00     1.00   3.39%        3.39%
         5 years:     $1,436.60    $1,000.00     5.00   7.51%       43.66%
    Life of Fund:     $1,659.50    $1,000.00     6.67   7.88%       65.95%

    Virginia Fund
    -------------
          1 year:     $1,034.70    $1,000.00     1.00   3.47%        3.47%
         5 years:     $1,419.40    $1,000.00     5.00   7.26%       41.94%
    Life of Fund:     $1,640.50    $1,000.00     6.67   7.70%       64.05%

SEC Standardized Total Returns - Class B Shares


Average Annual Total Return and Total Return for First Investors Funds are calculated using the following standardized formula:

Average Annual
         Total Return = ((ERV / P) ) - 1

         Total Return = ((ERV - P) / P)


Where:            ERV = Ending  redeemable  value  of a  hypothetical  $1,000 investment made at the beginning of 1, 5, or 10 year periods (or fractional period there of.)

                  P   = a hypothetical initial investment of $1,000

                  N   = number of years


The following table lists the information used to calculate the standardized average annual total return and total return for First Investors Insured Multi-State Fund Inc. (Class B shares) as of December 31, 1996.

                                                        AVE. ANNUAL     TOTAL
                         ERV            P         N     TOTAL RETURN    RETURN
                         ---            -         -     ------------    ------
      Arizona Fund
      ------------
           1 year:      $987.60    $1,000.00     1.00       (1.24%)     (1.24%)
     Life of Fund:    $1,148.00    $1,000.00     1.97        7.26%      14.80%

   California Fund
   ---------------
           1 year:      $990.20    $1,000.00     1.00        (.98%)      (.98%)
     Life of Fund:    $1,148.20    $1,000.00     1.97        7.27%      14.82%

     Colorado Fund
     -------------
           1 year:      $995.70    $1,000.00     1.00        (.43%)      (.43%)
     Life of Fund:    $1,156.70    $1,000.00     1.97        7.67%      15.67%

  Connecticut Fund
  ----------------
           1 year:      $984.50    $1,000.00     1.00       (1.55%)     (1.55%)
     Life of Fund:    $1,134.80    $1,000.00     1.97        6.63%      13.48%

       Florida Fund
       ------------
            1 year:     $984.90    $1,000.00     1.00       (1.51%)     (1.51%)
      Life of Fund:   $1,153.00    $1,000.00     1.97        7.49%      15.30%

       Georgia Fund
       ------------
            1 year:     $990.00    $1,000.00     1.00       (1.00%)     (1.00%)
      Life of Fund:   $1,151.30    $1,000.00     1.97        7.42%      15.13%

      Maryland Fund
      -------------
            1 year:     $983.00    $1,000.00     1.00       (1.67%)     (1.67%)
      Life of Fund:   $1,139.40    $1,000.00     1.97        6.85%      13.94%

 Massachusetts Fund
 ------------------
            1 year:     $980.70   $1,000.00      1.00       (1.93%)     (1.93%)
      Life of Fund:   $1,130.90   $1,000.00      1.97        6.44%      13.09%

      Michigan Fund
      -------------
            1 year:     $984.20   $1,000.00      1.00       (1.58%)     (1.58%)
      Life of Fund:   $1,137.10   $1,000.00      1.97        6.74%      13.71%

     Minnesota Fund
     --------------
            1 year:     $985.00   $1,000.00      1.00       (1.50%)     (1.50%)
      Life of Fund:   $1,124.20   $1,000.00      1.97        6.12%      12.42%

      Missouri Fund
      -------------
            1 year:     $988.10   $1,000.00      1.00       (1.19%)     (1.19%)
      Life of Fund:   $1,149.90   $1,000.00      1.97        7.35%      14.99%

    New Jersey Fund
    ---------------
            1 year:     $981.40   $1,000.00      1.00       (1.86%)     (1.86%)
      Life of Fund:   $1,122.70   $1,000.00      1.97        6.05%      12.27%

North Carolina Fund
-------------------
            1 year:     $987.50   $1,000.00      1.00       (1.25%)     (1.25%)
      Life of Fund:   $1,151.60   $1,000.00      1.97        7.43%      15.16%

          Ohio Fund
          ---------
            1 year:     $993.00   $1,000.00      1.00        (.70%)      (.70%)
      Life of Fund:   $1,144.40   $1,000.00      1.97        7.08%      14.44%

      Oregon Fund
      -----------
          1 year:       $987.20   $1,000.00      1.00       (1.28%)     (1.28%)
    Life of Fund:     $1,145.20   $1,000.00      1.97        7.13%      14.52%

Pennsylvania Fund
-----------------
          1 year:       $984.90   $1,000.00      1.00       (1.51%)     (1.51%)
    Life of Fund:     $1,147.70   $1,000.00      1.97        7.24%      14.77%

    Virginia Fund
    -------------
          1 year:       $985.70   $1,000.00      1.00       (1.43%)     (1.43%)
    Life of Fund:     $1,138.60   $1,000.00      1.97        6.81%      13.86%

NAV Only Total Returns - Class B Shares


Average Annual Total Return and Total Return for First Investors Funds are calculated using the following standardized formula:

Average Annual
         Total Return = ((ERV / P) ) - 1

         Total Return = ((ERV - P) / P)


Where:

                  ERV = Ending  redeemable  value  of a  hypothetical  $1,000 investment made at the beginning of 1, 5, or 10 year periods (or fractional period there of.)

                  P   = a hypothetical initial investment of $1,000

                  N   = number of years


The following table lists the information used to calculate the average annual total return and total return for First Investors Insured Multi-State Fund Inc. (Class B shares) as of December 31, 1996.

                                                     AVE. ANNUAL      TOTAL
                         ERV          P         N    TOTAL RETURN    RETURN
                         ---          -         -    ------------    ------
   Arizona Fund
   ------------
        1 year:       $1,028.90   $1,000.00    1.00      2.89%      2.89%
  Life of Fund:       $1,195.60   $1,000.00    1.97      9.49%     19.56%

California Fund
---------------
        1 year:       $1,031.60   $1,000.00    1.00      3.16%      3.16%
  Life of Fund:       $1,195.70   $1,000.00    1.97      9.50%     19.57%

  Colorado Fund
  -------------
        1 year:       $1,036.80   $1,000.00    1.00      3.68%      3.68%
  Life of Fund:       $1,204.60   $1,000.00    1.97      9.91%     20.46%

Connecticut Fund
----------------
        1 year:       $1,025.70   $1,000.00    1.00      2.57%      2.57%
  Life of Fund:       $1,182.40   $1,000.00    1.97      8.88%     18.24%

   Florida Fund
   ------------
        1 year:       $1,025.60   $1,000.00    1.00      2.56%      2.56%
  Life of Fund:       $1,200.60   $1,000.00    1.97      9.72%     20.06%

    Georgia Fund
    ------------
         1 year:      $1,031.30   $1,000.00    1.00      3.13%      3.13%
   Life of Fund:      $1,199.70   $1,000.00    1.97      9.69%     19.97%

   Maryland Fund
   -------------
         1 year:      $1,024.50   $1,000.00    1.00      2.45%      2.45%
   Life of Fund:      $1,186.60   $1,000.00    1.97      9.07%     18.66%

 Massachusetts Fund
 ------------------
            1 year:    $1,021.60  $1,000.00    1.00      2.16%        2.16%
      Life of Fund:    $1,177.80  $1,000.00    1.97      8.66%       17.78%

      Michigan Fund
      -------------
            1 year:    $1,024.90  $1,000.00    1.00      2.49%        2.49%
      Life of Fund:    $1,184.30  $1,000.00    1.97      8.97%       18.43%

     Minnesota Fund
     --------------
            1 year:    $1,026.10  $1,000.00    1.00      2.61%        2.61%
      Life of Fund:    $1,171.10  $1,000.00    1.97      8.35%       17.11%

      Missouri Fund
      -------------
            1 year:    $1,029.20  $1,000.00    1.00      2.92%        2.92%
      Life of Fund:    $1,198.20  $1,000.00    1.97      9.61%       19.82%

    New Jersey Fund
    ---------------
            1 year:    $1,022.20  $1,000.00    1.00      2.22%        2.22%
      Life of Fund:    $1,169.80  $1,000.00    1.97      8.29%       16.98%

North Carolina Fund
-------------------
            1 year:    $1,028.50  $1,000.00    1.00      2.85%        2.85%
      Life of Fund:    $1,199.80  $1,000.00    1.97      9.69%       19.98%

          Ohio Fund
          ---------
            1 year:    $1,034.30  $1,000.00    1.00      3.43%        3.43%
      Life of Fund:    $1,192.50  $1,000.00    1.97      9.35%       19.25%

        Oregon Fund
        -----------
            1 year:    $1,028.70  $1,000.00    1.00      2.87%        2.87%
      Life of Fund:    $1,193.30  $1,000.00    1.97      9.38%       19.33%

 Pennsylvania Fund:
            1 year:    $1,026.10  $1,000.00    1.00      2.61%        2.61%
      Life of Fund:    $1,195.30  $1,000.00    1.97      9.48%       19.53%

     Virginia Fund
     -------------
           1 year:     $1,026.60  $1,000.00    1.00      2.66%        2.66%
     Life of Fund:     $1,186.10  $1,000.00    1.97      9.05%       18.61%